[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 4 to CDP Agreement

Amendment No. 4
to the Collaborative Development Program Agreement
First Solar and Intermolecular

WHEREAS First Solar Inc. a Delaware corporation doing business at 28101 Cedar Park Blvd., Perrysburg, Ohio 43551 (“First Solar” or “Customer”), and Intermolecular, Inc., a Delaware corporation doing business at 3011 North First St., San Jose, CA 95134 (“Intermolecular” or “IMI”) entered into a collaborative development program agreement with an effective date of December 1, 2012 (“Original CDP Agreement”);

WHEREAS the Original CDP Agreement was subsequently amended with an effective date of February 1, 2013 (“Amendment No. 1”), further amended with an effective date of February 1, 2013 (“Amendment No. 2”), and further amended with an effective date of April 30, 2013 (“Amendment No. 3”) (the Original CDP Agreement as modified by the Amendments No. 1, 2, and 3 hereinafter collectively referred to as the “CDP Agreement”);

First Solar and Intermolecular wish to modify the terms of the CDP Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, First Solar and Intermolecular agree to modify the terms of the CDP Agreement by this amendment (hereinafter “Amendment 4” or “this Amendment”), as set forth below.

1.	DEFINITIONS
All terms used but not defined herein shall have the meanings set forth in the CDP Agreement.

1.1	Amendment 4 Period means the period beginning on the January 1, 2014 and ending on November 30, 2014.

1.2	Based On a technology means incorporates such technology or is made by the use of such technology.

1.3	Developed means conceived or reduced to practice.

1.4	[***] means Products that are Based On CDP Technology that was Developed in the [***].

1.5	[***] means Products that are Based On CDP Technology that was Developed in the [***].

1.6	[***] means Products that are Based On (i) CDP Technology that was Developed in the [***] and (ii) CDP Technology that was Developed in the [***].

2.	EFFECTIVE DATE
This Amendment 4 shall be effective on December 31, 2013 (“Amendment 4 Effective Date”).

3.	MODIFY SECTION 1 (EXHIBITS)

3.1	Section 1.3 (Pilot Line Validation) is deleted in its entirety.

3.2	Section 1.4 (Total Area Efficiency) is deleted in its entirety.

4.	MODIFY SECTION 3.4 (FTE)

4.1	Section 3.4 is amended by adding a new section 3.4.4 as follows:

3.4.4.	Notwithstanding Section 3.4.1, subject to the payments in Section 7.1, IMI shall provide a total of [***] FTEs during the Amendment 4 Period to conduct its obligations and support the CDP Activities.

Page 1 of 3	Confidential Information
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 4 to CDP Agreement

4.2	Section 3.4 is further amended by adding a new section 3.4.5 as follows :

3.4.5.	Notwithstanding Section 3.4.2, Customer shall provide a total of [***] FTEs during the Amendment 4 Period to conduct its obligations and support the CDP Activities.

5.	MODIFY SECTION 7 (PAYMENTS)

5.1	Section 7.1.1 is amended by adding a new section 7.1.1 (iv) as follows :

7.1.1.iv.	Notwithstanding anything to the contrary in 7.1.1(iii), during the Amendment 4 Period, Customer shall pay IMI [***] U.S. Dollars) for [***].

5.2	Section 7.4.1 is deleted in its entirety and replaced with the following:

Customer shall make royalty payments to IMI upon the Sale of Products starting in the [***] when the [***] is [***] in accordance with this Section 7.4.1. Customer shall make [***] payments for the [***] Royalty Period in accordance with Section 7.4.2. Upon the end of the [***], Customer shall make [***] payments for the [***] Royalty Period in accordance with Section 7.4.3.

5.3	Section 7.4.2 (Royalty during [***] Royalty Period) is deleted in its entirety and replaced with the following –

7.4.2 Royalty during [***] Royalty Period

For each [***] of the Royalty Period,

i.	For [***], Customer shall make payments to IMI of [***] of the Revenues for each [***] of the Royalty Period.

ii.	For [***], Customer shall make payments to IMI of [***] of the Revenues for each [***] of the Royalty Period.

iii.	For [***], Customer shall make payments to IMI of [***] of the Revenues for each [***] of the Royalty Period.

Page 2 of 3	Confidential Information
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 4 to CDP Agreement

5.4	The table in Section 7.4.3 (Royalty during [***] Royalty Period) is deleted in its entirety and replaced with the following table –

[***] in [***] of [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

6.	MISCELLANEOUS
This Amendment shall be deemed to be incorporated into the CDP Agreement and made a part thereof. All references to the CDP Agreement in any other document shall be deemed to refer to the CDP Agreement as modified by this Amendment. Except as modified by this Amendment, all of the terms and conditions of the CDP Agreement shall remain in full force and effect. In the event that the terms of this Amendment conflict with the terms of the CDP Agreement, the terms of this Amendment shall control.

7.	EXECUTION
This Amendment may be executed in any number of counterpart originals, each of which shall be deemed an original instrument for all purposes, but all of which shall comprise one and the same instrument. This Amendment may be delivered by electronic mail or facsimile, and a scanned version of this Amendment shall be binding as an original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives:

“Customer”                    “IMI”
First Solar Inc.                    Intermolecular

Date: December 18, 2013            Date: December 30, 2013

Name: /s/Markus Gloeckler            Name: /s/David E. Lazovsky
(Print) Markus Gloeckler            (Print) David E. Lazovsky

Title: VP, Advanced Research            Title: President and CEO

Page 3 of 3	Confidential Information
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.